Exhibit 23.2


                         INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statements No. 333-2787, No. 333-61771, No. 333-79531, No. 333-65948 and No. 333-65950 of North
Valley Bancorp on Form S-8 of our report dated January 31, 2002, appearing in this Annual Report on Form 10-K of North Valley Bancorp for the year ended December 31, 2003.

                                          /s/ Deloitte & Touche LLP
                                          -------------------------


Sacramento, California
March 12, 2004




                                       101